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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Synergy Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Synergy Pharmaceuticals Inc.

420 Lexington Avenue, Suite 2012
New York, New York 10170
(212) 297-0020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
TO BE HELD ON [*], [*], 2015

To the Stockholders of Synergy Pharmaceuticals Inc.:

        The annual meeting of Synergy Pharmaceuticals Inc., a Delaware corporation, will be held on [*],[*], 2015, at 10:00 a.m., Eastern Time, at the offices of Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 2012, New York, New York 10170 for the following purposes:

  1.
  To re-elect (6) current directors whose terms will continue until the 2016 Annual Meeting of Stockholders;

  2.
  To amend our Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 200,000,000 to 350,000,000;

  3.
  To amend our 2008 Equity Compensation Incentive Plan, as amended, to increase the number of shares of our common stock reserved for issuance from 15,000,000 to 30,000,000;

  4.
  To ratify the appointment by the Audit Committee of the Board of Directors of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

  5.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        We are pleased to take advantage of Securities and Exchange Commission (the "SEC") rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2014 Annual Report on Form 10-K. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2014 Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

        The Board of Directors of Synergy has fixed [*], 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Synergy annual meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Synergy annual meeting. Only stockholders or their proxy holders and Synergy guests may attend the meeting. A list of stockholders entitled to vote will be kept at the offices of Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 2012, New York, New York, 10170 for ten days before the meeting. At the close of business on the record date, Synergy had [*] shares of common stock outstanding and entitled to vote.

        Whether or not you expect to attend in person, we urge you to vote your shares over the Internet or by signing, dating, and returning a proxy card at your earliest convenience.

        Voting over the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet you help us reduce postage, printing and proxy tabulation costs.

 If You Plan to Attend

        Please note that space limitations make it necessary to limit attendance to stockholders. Registration and seating will begin at 9 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

        For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver's license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting. If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By Order of the Board of Directors,
/s/ GARY S. JACOB Gary S. Jacob Chairman of the Board of Directors

New York, New York
[*], 2015

Synergy Pharmaceuticals Inc.
420 Lexington Avenue, Suite 2012
New York, New York 10170
(212) 297-0020

PROXY STATEMENT

General Information

        This proxy statement is furnished to holders of common stock of Synergy Pharmaceuticals Inc., a Delaware corporation ("we," "us," "our," "Synergy" or the "Company"), in connection with the solicitation of proxies by our board of directors for use at our 2015 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 420 Lexington Avenue, Suite 2012, New York, New York 10170 at 10:00 A.M., Eastern Time, on , [*], 2015, and at any postponement or adjournment thereof. This proxy statement is being distributed or made available, as the case may be, to stockholders on or about [*], 2015.

        You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

        Our board of directors is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Annual Meeting in person, you may vote at the Annual Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

        IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON [*], 2015: This proxy statement, the accompanying proxy card or voting instruction card and our 2014 Annual Report on Form 10-K are also available at http://www.pstvote.com/synergy2015.

 ABOUT THE MEETING

What is a proxy?

        A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Gary S. Jacob, Ph.D., our Chairman and Chief Executive Officer, and Bernard F. Denoyer, our Senior Vice President, Finance and Secretary, as your proxies for the Annual Meeting and you are authorizing Messrs. Jacob and Denoyer to vote your shares at the Annual Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

        A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or "SEC ," to give you when we ask you to sign a proxy card designating Messrs. Jacob and Denoyer as proxies to vote on your behalf.

What is in this proxy statement?

        This proxy statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, so that you can make an informed decision.

        At the Annual Meeting, stockholders will act upon the following matters referred to in the attached notice of annual meeting and described in detail in this proxy statement:

  (1)
  the re-election of (6) current directors whose terms will continue until the 2016 Annual Meeting of Stockholders;

  (2)
  the approval of the increase in the number of shares of common stock authorized for issuance under the Company's Second Amended and Restated Certificate of Incorporation, as amended, from 200,000,000 to 350,000,000;

  (3)
  the approval of the increase in the number of shares authorized under Synergy's 2008 Equity Compensation Incentive Plan, as amended, from 15,000,000 to 30,000,000; and

  (4)
  the ratification of the appointment by the Audit Committee of the Board of Directors of BDO USA, LLP as the independent registered public accounting firm of Synergy for the fiscal year ending December 31, 2015;

        In addition, management will report on our current business operations and respond to appropriate questions from stockholders.

Why did I Receive in the Mail a Notice of Internet Availability of Proxy Materials this Year instead of a Full Set of Proxy Materials?

        We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder's election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

Why did I Receive a Full Set of Proxy Materials in the Mail instead of a Notice of Internet Availability of Proxy Materials?

        We are providing paper copies of the proxy materials instead of a Notice to our beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet.

        You can choose to receive future proxy materials electronically by visiting http://www.pstvote.com/synergy2015. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.pstvote.com/synergy2015, sending an electronic mail message to info@philadelphiastocktransfer.com, or calling 1-866-223-0448.

        The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to both our beneficial owners and stockholders of record.

Who is entitled to vote at the Annual Meeting?

        Only stockholders of record at the close of business on [*] 2015, the record date for the Annual Meeting, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. These shares include those (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a broker, bank or other nominee.

What is the Difference Between the Synergy Securities that are Traded Under the NASDAQ Trading Symbols "SGYP," "SGYPU," and "SGYPW" and How is Each Voted?

        Our common stock is listed and trades on The NASDAQ Global Select Market under the symbol "SGYP." The units of securities we sold in our public offering that was closed on December 6, 2011, are listed and trade on The NASDAQ Capital Market under the symbol "SGYPU." Each unit consists of two shares of our common stock and one warrant to purchase one share of common stock. A holder of units has one vote for each of the two shares in the unit. The warrants we sold in the public offering are listed and trade on The NASDAQ Capital Market under the symbol "SGYPW." The warrants do not have voting rights.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some important distinctions between shares held of record and those owned beneficially.

  •
  Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Philadelphia Stock Transfer, Inc., you are considered the stockholder of record with respect to these shares. As the stockholder of record, you have the right with respect to these shares to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

  •
  Beneficial Owner—If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner of these shares, you have the right to direct your broker or nominee on how to vote these shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person shares held in street name, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts at our transfer agent or with your broker, bank or other nominee. Please complete, sign and return all proxy cards to ensure that all your shares are voted. Unless you need multiple accounts for specific purposes, in the future it may be less confusing if you consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address.

What constitutes a quorum?

        Our amended and restated bylaws provide that the presence, in person or by proxy, at the Annual Meeting of the holders of a majority of outstanding shares of our common stock will constitute a quorum for the transaction of business. On the record date, there were [*] shares of our common stock issued and outstanding.

        For the purpose of determining the presence of a quorum, proxies marked "withhold authority" or "abstain" will be counted as present. Shares represented by proxies that include so-called broker non-votes, as described in greater detail below, also will be counted as shares present for purposes of establishing a quorum.

What are Abstentions?

        An "abstention" occurs when a stockholder sends in a proxy marked "ABSTAIN" regarding a particular proposal. For purposes of establishing a quorum, shares that stockholders abstain from voting in person and shares covered by proxies received but marked "ABSTAIN" as to any or all proposals count as present at the Annual Meeting.

        Abstentions will have no effect on the outcome of the vote regarding Proposals 1, 3 and 4 but will have the same effect as a vote "AGAINST" Proposal 2. Abstentions will be counted for the purpose of determining a quorum at the stockholder meetings.

What is a broker non-vote?

        A broker non-vote occurs if you hold shares in "street name" and do not provide voting instructions to your broker on a proposal and your broker does not have the discretionary authority to vote on such proposal. Matters subject to stockholder vote are classified as "routine" or "non-routine." In the case of non-routine matters, brokers may not vote shares held in "street name" for which they have not received voting instructions from the beneficial owner ("Broker Non-Votes"), whereas they may vote those shares in their discretion in the case of any routine matter. Broker Non-Votes will be counted for purposes of calculating whether a quorum is present at the stockholder meetings, but will not be counted for purposes of determining the numbers of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. A broker is entitled to vote shares held for a beneficial holder on routine matters, such as Proposal 4 (the ratification of the appointment of BDO USA, LLP as our independent registered public accountants for 2015), without instructions from the beneficial holder of those shares. On the other hand, absent instructions from the beneficial holders of such shares, a broker will not be entitled to vote shares held for a beneficial holder on certain non-routine items, such as Proposal 1, 2, 3. Broker Non-Votes for Proposal 1 will have the same effect as an "AGAINST" vote. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote may be recorded. Votes cast by proxy or in person at the stockholder meetings will be tabulated by the inspectors of election appointed for the stockholder meetings, who also will determine whether a quorum is present.

What are the voting rights of the holders of Synergy common stock?

        Each share of our common stock entitles the holder to one vote on all matters to come before the Annual Meeting. The following voting rights are associated with respect to the proposals:

  •
  As to Proposal 1 regarding the election of directors, you may vote "FOR" or "WITHHOLD" with respect to all or any of the nominees.

  •
  As to Proposal 2 regarding the amendment to our Second Amended and Restated Certificate of Incorporation as disclosed in this proxy statement, you may vote "FOR," "AGAINST" or "ABSTAIN."

  •
  As to Proposal 3 regarding the amendment to our 2008 Equity Incentive Compensation Plan, as amended, as disclosed in this proxy statement, you may vote "FOR," "AGAINST" or "ABSTAIN."

  •
  As to Proposal 4 regarding the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, you may vote "FOR," "AGAINST" or "ABSTAIN."

        An automated system administered by our transfer agent will tabulate votes cast by proxy at the Annual Meeting, and the inspector of elections for the Annual Meeting will tabulate votes cast in person at the Annual Meeting.

What vote is required for the proposals?

        Each share of our common stock entitles the holder to one vote on all matters to come before the Annual Meeting. The following voting rights are associated with respect to the proposals:

  •
  The vote required of Synergy stockholders for the approval of an amendment to Synergy's Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 200,000,000 to 350,000,000, is the approval of a majority of the outstanding common stock of the corporation entitled to vote.

  •
  The vote required of Synergy stockholders for each of (i) the approval of an increase to the number of authorized shares issuable under Synergy's 2008 Equity Incentive Compensation Plan, as amended, and (ii) the ratification of BDO USA, LLP as the independent registered public accounting firm, is the approval of a majority of the votes present, in person or by proxy, and entitled to vote on the matter.

  •
  Each director nominee receiving a majority of the votes cast will be elected as a director. This means that the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that director nominee in order for that nominee to be elected as a director. If, however, the number of nominees exceeds the number of directors to be elected (a situation Synergy does not anticipate), the directors shall be elected by a plurality of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors. A plurality means that the six (6) director nominees that receive the highest number of votes cast will be elected. In either event, shares not present at the meeting and shares voting "ABSTAIN" have no effect on the election of directors.

How will my shares be voted if I am a stockholder of record?

        If you are a stockholder of record and do not vote via the Internet or by returning a signed proxy card, your shares will not be voted unless you attend the Annual Meeting and vote your shares in person.

        If you vote via the Internet and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. Similarly, if you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of our board of directors.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

        If you are a beneficial owner and do not vote via the Internet or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called routine matters where your broker has discretionary voting authority over your shares. Brokers will have no such discretionary authority to vote on any of the proposals, because such proposals are not considered routine matters.

        We encourage you to provide instructions to your brokerage firm by returning your voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

What happens if a director nominee is unable to stand for election?

        Our board of directors may reduce the number of nominees or select a substitute nominee. In the latter case, if you have completed, signed and returned your proxy card, Messrs. Jacob and Denoyer can vote your shares for a substitute nominee. They cannot vote for more than one nominee.

Is my vote kept confidential?

        Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed to third parties except as may be necessary to meet legal requirements.

What are the board's recommendations?

        The recommendations of our board of directors are set forth together with the description of each proposal in this proxy statement. In summary, our board of directors recommends a vote:

  •
  "FOR" election of the directors named in this proxy statement as described in Proposal 1;

  •
  "FOR" the amendment to the Second Amended and Restated Certificate of Incorporation, as amended, as described in Proposal 2;

  •
  "FOR" the amendment to the 2008 Equity Incentive Compensation Plan, as amended, as described in Proposal 3; and

  •
  "FOR" approval of BDO USA, LLP as the independent registered public accounting firm of Synergy for the fiscal year ending December 31, 2015 as described in Proposal 4;

How can I attend the Annual Meeting?

        You may attend the Annual Meeting if you are listed as a stockholder of record as of [*], 2015 and bring proof of your identity. If you hold your shares in street name through a broker or other nominee, you will need to provide proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of [*], 2015, or a legal proxy if you wish to vote your shares in person at the Annual Meeting. In addition to the items mentioned above, you should bring proof of your identity.

How can I vote my shares in person at the Annual Meeting?

        Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring proof of your identity to the Annual Meeting. Shares held in street name beneficially owned may be voted by you if you receive and present at the Annual Meeting a proxy from your broker or nominee, together with proof of your identity. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted if you are unable or decide not to attend the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described below.

How can I vote my shares without attending the Annual Meeting?

        Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the summary instructions below, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

  •
  By Internet—If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

  •
  By Mail—You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States.

Can I change my vote or revoke my proxy?

        You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly as the stockholder of record, you may accomplish this by granting another proxy that is properly signed and bears a later date, by sending a properly signed written notice to our Corporate Secretary or by attending the Annual Meeting and voting in person. To revoke a proxy previously submitted through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described above. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee. All written notices should be addressed as follows: Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 2012, New York, New York 10170, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

        All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters' Rights of Appraisal?

        Synergy shareholders do not have appraisal rights under Delaware law or under its governing documents with respect to the matters to be voted upon at the 2015 Annual Meeting.

Where can I find the voting results of the Annual Meeting?

        We will announce preliminary voting results at the Annual Meeting. We will publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

When are Stockholder Proposals Due for the 2016 Annual Meeting?

        Any appropriate proposal submitted by a stockholder and intended to be presented at the 2015 Annual Meeting must be submitted in writing to the Company's Secretary at 420 Lexington Avenue, Suite 2012, New York, New York 10170, and received no later than [*], 2016, to be includable in the Company's proxy statement and related proxy for the 2015 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Synergy's Amended and Restated By-laws currently specify that the number of directors shall consist of one or more members, the exact number of which shall initially be fixed from time to time by the Board of Directors (the "Board"). Synergy's Board currently consists of six (6) persons, all of whom have been nominated by Synergy to stand for re-election. Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director's earlier resignation or removal.

        The Board based on the recommendation of the Nominating and Corporate Governance Committee has nominated Gary S. Jacob, Melvin K. Spigelman, John P. Brancaccio, Thomas H. Adams, Christopher McGuigan and Alan F. Joslyn for election as directors of Synergy. All of the nominees are existing directors of Synergy and each of the nominees has consented to being named as a nominee for director of Synergy and has agreed to serve if elected.

        Set forth below are the nominees to be elected to serve until the 2016 annual meeting of stockholders or until their respective successors have been duly elected and qualified.

        To be elected as a director, each nominee must receive a plurality of the votes cast by the holders of our common stock.

        Should any nominee become unable or unwilling to accept election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person our board of directors may nominate or designate. Each nominee has expressed his or her intention to serve as a director if elected. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

        Listed below are the current directors who are nominated to hold until their successors are elected and qualified.

Name	Age	Position
Gary S. Jacob	68	Chairman, President, Chief Executive Officer
Melvin K. Spigelman	66	Director
John P. Brancaccio	67	Director
Thomas H. Adams	72	Director
Christopher McGuigan	56	Director
Alan F. Joslyn	56	Director

        Gary S. Jacob, Ph.D. has served as our President, Chief Executive Officer and a Director since July 2008 and as Chairman since September 2013. Since May 2013, Dr. Jacob has also been serving as Chairman of our previously wholly-owned subsidiary, ContraVir Pharmaceuticals, Inc., a biopharmaceutical drug development company and was Chief Executive Officer of ContraVir from May 2013 until March 2014. Dr. Jacob served as Chief Executive Officer of Callisto Pharmaceuticals, Inc. from May 2003 until January 2013 and a director from October 2004 until January 2013. Dr. Jacob currently serves as a director of Trovagene, Inc., a diagnostics company. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company.

Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England. Dr. Jacob's broad management expertise in the pharmaceutical and biotechnology industries provides relevant experience in a number of strategic and operational areas and led to the Board's conclusion that he should serve as a director of our company.

        Melvin K. Spigelman, M.D. has served as a director of our company since August 2008. Since January 2009, Dr. Spigelman has served as President and CEO and from June 2003 to December 2008 as Director of Research and Development for the Global Alliance for TB Drug Development, a non-profit organization which seeks to accelerate the discovery and development of faster-acting and affordable drugs to fight tuberculosis. Dr. Spigelman was President of Hudson-Douglas Ltd, a consulting company, from June 2001 to June 2003. From 2000 to 2001, Dr. Spigelman served as a Vice President, Global Clinical Centers at Knoll Pharmaceuticals, a pharmaceutical unit of BASF Pharma, and from 1992 to 2000, Dr. Spigelman was the Vice President of Research and Development at Knoll. Dr. Spigelman has been a director of The Medicines Company since September 2005. Dr. Spigelman received a B.A. in engineering from Brown University and an M.D. from The Mount Sinai School of Medicine. Dr. Spigelman's expertise in drug development and management qualifies him to serve as a director of our company.

        John P. Brancaccio, a retired CPA, has served as a director of our company since July 2008. Since May 2013, Mr. Brancaccio has also been serving as a Director of our previously wholly-owned subsidiary, ContraVir Pharmaceuticals, Inc., a biopharmaceutical drug development company. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Tamir Biotechology, Inc. as well as a director of Trovagene, Inc. Mr. Brancaccio's chief financial officer experience provides him with valuable financial and accounting expertise which the Board believes qualifies him to serve as a director of our company.

        Thomas H. Adams, Ph.D. has served as a director of our company since July 2008. Since June 2005, Dr. Adams has served as a director of IRIS International, Inc., a diagnostics company, and as Chief Technology Officer of IRIS from April 2006 until November 2012 when it was acquired by Danaher Corporation. Dr. Adams served as Chairman and Chief Executive Officer of Leucadia Technologies, a privately held medical-device company, from 1998 to April 2006, when Leucadia was acquired by IRIS. In 1989, Dr. Adams founded Genta, Inc., a publicly held biotechnology company in the field of antisense technology, and served as its Chief Executive Officer until 1997. Dr. Adams founded Gen-Probe, Inc. in 1984 and served as its Chief Executive Officer and Chairman until its acquisition by Chugai Biopharmaceuticals, Inc. in 1989. Before founding Gen-Probe, Dr. Adams held management positions at Technicon Instruments and the Hyland Division of Baxter Travenol. He has significant public-company experience serving as a director of Biosite Diagnostics, Inc., a publicly held medical research firm, from 1989 to 1998 and as a director of Invitrogen, a publicly held company that develops, manufactures and markets research tools and products, from 2000 to 2002. Dr. Adams currently serves as a director of Xifin, Inc., a private lab billing company and Chairman of the Board of Trovagene, Inc. Dr. Adams holds a Ph.D. in Biochemistry from the University of California, at Riverside. Dr. Adam's executive leadership, particularly in the healthcare field, and the extensive healthcare expertise he has developed qualifies Dr. Adams to serve as a director of our company.

        Christopher McGuigan, M.Sc., Ph.D. has served as a director of our company since July 2008. Since May 2013, Dr. McGuigan has also been serving as a Director of our previously wholly-owned subsidiary, ContraVir Pharmaceuticals, Inc., a biopharmaceutical drug development company. Since 1995, Dr. McGuigan has been Professor of Medicinal Chemistry, Welsh School of Pharmacy, Cardiff

University, UK. He is also Deputy Pro Vice-Chancellor Cardiff University, with responsibility for research. Dr. McGuigan is immediate past president of the International Society for Antiviral Research. Dr. McGuigan has over 200 publications and 20 patents. Dr. McGuigan has Chairman of Departmental Research Committee and Director of Research, Head of Medicinal Chemistry. Dr. McGuigan experience in developing new drug agents from discovery to human clinical trials qualifies him to serve as a director of our company.

        Alan F. Joslyn, Ph.D. has served as a director of our company since October 2009. Since April 2014, Dr. Joslyn has been a partner in Lazarus Pharmaceuticals, LLC. From March 2010 to April 2014, Dr. Joslyn was a drug development consultant to Sentinella Pharmaceuticals. From August 2009 to October 2012 Dr. Joslyn served as the Chief Executive Officer of Edusa Pharmaceuticals, a privately held biotechnology company. From March 2007 to March 2009, Dr. Joslyn served as President and Chief Executive Officer of Mt. Cook Pharma and as Senior Vice President of Research & Development at Penwest Pharmaceuticals from 2004 to 2007. From 1995 to 2004, Dr. Joslyn held a number of leadership positions within Johnson & Johnson focusing on development of gastroenterology products including Propulsid®, Motilium®, Aciphex® and prucalopride. Dr. Joslyn received his B.S. in medicinal chemistry, B.A. in biology and Ph.D. in biochemical pharmacology from the State University of New York at Buffalo. Dr. Joslyn's extensive expertise in gastroenterology and product development qualifies Dr. Joslyn to serve as a director of our company.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

Board Leadership Structure and Board's Role in Risk Oversight

        From July 2008 until September 30, 2013, we separated the roles of Chairman of the Board and Chief Executive Officer. Although the separation of roles was appropriate for us during that period of time, in the view of the board of directors, the rationale for the separation of these roles depended upon the specific circumstances and dynamics of our leadership at that point in time.

        The board of directors, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. The board of directors has four standing committees—Audit, Compensation, Corporate Governance/Nominating and External Communication Oversight. The membership of each of the board committees is comprised of independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the board of directors meet in executive session at each board meeting.

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the company faces, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        The board of directors believes that establishing the right "tone at the top" and that full and open communication between executive management and the board of directors are essential for effective risk management and oversight. Our CEO communicates frequently with members of the board to discuss strategy and challenges facing the company. Senior management usually attends our regular quarterly board meetings and is available to address any questions or concerns raised by the board of directors on risk management-related and any other matters. Each quarter, the board of directors receives presentations from senior management on matters involving our areas of operations.

Information Regarding the Board of Directors and Corporate Governance

Directorships

        Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

        There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

        To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

  •
  convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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  subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

  •
  found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

  •
  the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  •
  the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

        There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Board Responsibilities and Structure

        The Board oversees, counsels, and directs management in the long-term interest of Synergy and its shareholders. The Board's responsibilities include establishing broad corporate policies and reviewing the overall performance of Synergy. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

        The following table identifies the independent and non-independent current Board and Committee members:

Name	Independent	Audit	Compensation	Nominating	External Communication Oversight
Gary S. Jacob
Melvin K. Spigelman	☒	☒	☒		☒
John P. Brancaccio	☒	☒	☒	☒
Thomas H. Adams	☒		☒	☒
Christopher McGuigan	☒	☒		☒
Alan F. Joslyn					☒

Meetings of the Board of Directors and Committees

        During the fiscal year ended December 31, 2014, our Board held a total of 9 regularly scheduled and special meetings, the Audit Committee held 4 meetings, the Compensation Committee held 4 meetings and the Nominating and Corporate Governance Committee held 0 meetings. None of our incumbent directors attended less than 100% of the Board or committee meetings. Only Gary S. Jacob attended our 2014 Annual Meeting of Shareholders.

Policy Regarding Attendance at Annual Meetings of Stockholders

        Synergy does not have a policy with regard to board members' attendance at annual meetings.

Director Independence

        Synergy's Board has determined that a majority of the board consists of members that are currently "independent" as that term is defined under current listing standards of NASDAQ.

Audit Committee

        The Audit Committee's responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

        The Audit Committee currently consists of John P. Brancaccio, chairman of the Audit Committee, Christopher McGuigan and Melvin K. Spigelman. Our board of directors has determined that each of Mr. Brancaccio, Dr. McGuigan and Dr. Spigelman is "independent" as that term is defined under applicable SEC and NASDAQ rules. Mr. Brancaccio is our audit committee financial expert. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee which is available on our website at www.synergypharma.com.

Compensation Committee

        The Compensation Committee has responsibility for assisting the board of directors in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of our company; assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of our incentive plans and benefit programs, and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

        The Compensation Committee currently consists of Thomas H. Adams, chairman of the Compensation Committee, Melvin K. Spigelman and John P. Brancaccio. Our board of directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee which is available on our web site at www.synergypharma.com.

Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Corporate Governance/Nominating Committee

        The Corporate Governance/Nominating Committee has responsibility for assisting the board of directors in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Corporate Governance/Nominating Committee. While our nomination and corporate governance policy does not prescribe specific diversity standards, the Corporate Governance/Nominating Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, differences in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors.

        The Corporate Governance/Nominating Committee currently consists of John Brancaccio, chairman of the Corporate Governance/Nominating Committee, Thomas Adams and Christopher McGuigan. The Board of Directors has determined that all of the members are "independent" under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. A copy of this charter is available at our web site www.synergypharma.com.

External Communication Oversight Committee

        The External Communication Oversight Committee (ECOC) has responsibility for (a) establishing, monitoring and reviewing our communication policy, inclusive of communications with shareholders, brokers and analysts, investment banks, and the public, (b) review and advise on new information initiatives, inclusive of formulating key messages, press releases, fact sheets and other digital and print communications related to us, (c) monitor and ensure the accuracy and consistency of all communications platforms related to us, (d) identify and recommend consultancy groups to assist management with promoting us, to relevant groups, (e) assist management in executing the strategies and policies formulated by ECOC, and (f) regularly review and make recommendations to the Board of Directors about composition and charter of the ECOC.

        The External Communication Oversight Committee currently consists of Melvin Spigelman, chairman of the External Communication Oversight Committee and Alan Joslyn.

Code of Business Conduct and Ethics

        We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of that code is available on our corporate website at http://www.synergypharma.com. A copy of our Code of Business Conduct and Ethics will also be provided free of charge upon request to: Secretary, Synergy Pharmaceuticals Inc. 420 Lexington Avenue, Suite 2012, New York, NY 10170.

Stockholder Communications

        Synergy does not have a formal procedure for stockholder communication with its Board of Directors. Stockholders who wish to contact an individual director, the Board of Directors, or a committee of the Board of Directors should send their correspondence to Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 2012, New York, New York 10170, Attention: Board of Directors. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Synergy will initially receive and process communications before forwarding them to the addressee. Synergy generally will not forward to its directors a stockholder communication that it determines to be primarily commercial in nature or may be abusive, threatening or otherwise inappropriate.

Additional Information for Submission of Nominations for Director

        Our By-laws require that a stockholder who wishes to nominate an individual for election as a director at our Annual Meeting of Stockholders must give us advance written notice not less than 60 days prior to the anniversary date of the prior year's Annual Meeting of Stockholders and not more than 90 days prior to the anniversary date of the prior year's Annual Meeting of Stockholders, and must be a stockholder of record on the date of the giving of the required notice and on the record date for the determination of stockholders entitled to vote at that meeting.

        The stockholder's notice must provide as to each person whom the stockholder proposes to nominate for election as a director:

  •
  the name, age, business address and residence address of the person;

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  the principal occupation or employment of the person;

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  the class or series and number of shares of our capital stock that are owned beneficially or of record by the person; and

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  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

        In addition, as to the stockholder giving the notice, the stockholder must indicate:

  •
  the name and record address of such stockholder;

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  the class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder;

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  a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names and addresses) pursuant to which the nominations(s) are to be made by such stockholder;

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  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

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  any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

        This notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. All notices must be delivered or mailed to the Secretary, Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 2012, New York, New York 10170.

Compensation of Directors

        Upon election to the Board, each non-employee and non-consultant director receives a grant of stock options vesting over three years and having an exercise price equal to the fair market value of the common stock on the date of grant.

        Non-employee and non-consultant directors also receive an annual cash fee of $35,000 as well as cash compensation for serving on board committees. Chairpersons of the Audit Committee, Compensation Committee, Corporate Governance/Nominating Committee, and External Communication Oversight Committee receive $18,000, $13,000, $9,500, and $10,000, respectively, and members of such committees receive $9,000, $6,500, $5,500, and $5,000 respectively.

Director Compensation Table for 2014

        The following table sets forth summary information concerning the total compensation earned by our non-employee directors in 2014 for services to our company.

Name	Fees Earned
Melvin K. Spigelman(1)	$71,500
John P. Brancaccio(2)	$77,000
Thomas H. Adams(3)	$61,500
Christopher McGuigan(4)	$57,500
Alan Joslyn(5)	$49,500

(1)
As of December 31, 2014, 350,614 stock options were outstanding, of which 224,649 were exercisable.

(2)
As of December 31, 2014, 340,082 stock options were outstanding, of which 218,617 were exercisable.

(3)
As of December 31, 2014, 265,496 stock options were outstanding, of which 159,781 were exercisable.

(4)
As of December 31, 2014, 270,811 stock options were outstanding, of which 164,096 were exercisable.

(5)
As of December 31, 2014, 187,774 stock options were outstanding, of which 84,009 were exercisable.

Compliance With Section 16(A) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        Based on a review of the copies of such forms received, we believe that during 2014, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

Information about Executive Officers

        The following table sets forth certain information regarding our executive officers as of [*], 2015:

Name	Age	Position
Gary S. Jacob	68	Chairman, President, Chief Executive Officer
Kunwar Shailubhai	57	Chief Scientific Officer
Bernard F. Denoyer	67	Senior Vice President, Finance, Secretary
Patrick Griffin	60	Executive Vice President and Chief Medical Officer

        Gary S. Jacob, Ph.D. has served as our President, Chief Executive Officer and a Director since July 2008 and as Chairman from September 2013. Since May 2013, Dr. Jacob has also been serving as Chairman of our previously wholly-owned subsidiary, ContraVir Pharmaceuticals, Inc., a biopharmaceutical drug development company and was Chief Executive Officer of ContraVir from May 2013 until March 2014. Dr. Jacob served as Chief Executive Officer of Callisto Pharmaceuticals, Inc. from May 2003 until January 2013 and a director from October 2004 until January 2013. Dr. Jacob currently serves as a director of Trovagene, Inc., a diagnostics company. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England.

        Kunwar Shailubhai, Ph.D., M.B.A., has served as our Chief Scientific Officer since July 2008. From March 2004 until July 2008 he served as Senior Vice President, Drug Discovery, of Synergy which at that time was a subsidiary of Callisto Pharmaceuticals, Inc. ("Synergy DE"). From May 2003 until March 2004, Dr. Shailubhai served as Executive Vice President, Research and Development of Synergy DE. From 2001 to April 2003, Dr. Shailubhai held the position of Vice President, Drug Discovery at Synergy DE where he was chiefly responsible for the preclinical development of our GC-C agonist program for drugs to treat colon cancer and GI inflammation. Between 1993 and 2000, he was with Monsanto Company, serving as Group Leader of the cancer chemoprevention group. Dr. Shailubhai previously served as a Senior Staff Fellow at the National Institutes of Health, and as an Assistant Professor at the University of Maryland. Dr. Shailubhai received his Ph.D. in microbiology in 1984 from the University of Baroda, India, and his M.B.A. in 2001 from the University of Missouri, St. Louis.

        Bernard F. Denoyer, C.P.A., M.B.A., has served as our Senior Vice President, Finance and Secretary since July 2008. From May 2013 until June 2014, Mr. Denoyer served as Chief Financial Officer of our previously wholly-owned subsidiary, ContraVir Pharmaceuticals, Inc.. From December 2007 until January 2013, Mr. Denoyer also served as Senior Vice President, Finance and Secretary of Callisto Pharmaceuticals, Inc., our former parent company, and from January 2004 to November 2007 Mr. Denoyer served as Callisto's Vice President, Finance and Secretary. From October 2000 to December 2003, Mr. Denoyer was an independent consultant providing interim CFO and other services to emerging technology companies, including Callisto and certain portfolio companies of Marsh & McLennan Capital, LLC. From October 1994 until September 2000, Mr. Denoyer served as Chief Financial Officer and Senior Vice President at META Group, Inc., a public information technology research company, where he was instrumental in their 1995 IPO. From 1990 to 1993 he served as Vice President Finance of Environetics, Inc., a pharmaceutical water diagnostic test manufacturer, acquired by IDEXX Laboratories, Inc.

        Patrick H. Griffin, M.D. FACP. Dr. Griffin has served as our Executive Vice President and Chief Medical Officer since January 19, 2015, prior to which he served as our Senior Vice President and Chief Medical Officer since joining on May 23, 2013. From March 2012 until April 2013 Dr Griffin served as Associate Vice President Clinical Development and Head of External Innovation. From January 2010 to Feb 2012 Dr. Griffin served as Chief Medical Officer and Senior Vice President Development at Immusant, Inc. He is a board-certified physician in both internal medicine and gastroenterology, and is a Fellow of the American College of Physicians. He received his medical degree from Columbia University, completing a residency in internal medicine at Presbyterian Hospital in New York, and a fellowship in gastroenterology at Brigham and Women's Hospital in Boston. Following his residency and fellowship, Dr. Griffin joined the medical faculty of Columbia College of Physicians and Surgeons, where he held a number of academic, clinical research, teaching and management positions, as well as a solo private practice in New York.

EXECUTIVE COMPENSATION

Compensation Committee Report

        Under the rules of the SEC, this Compensation Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Annual Report by reference into any filings with the SEC.

        The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

Submitted by the Compensation Committee
Thomas Adams, Chairman
John Brancaccio
Melvin K. Spigelman

Compensation Discussion and Analysis

Overview

        We compete with many other biotechnology companies in seeking to attract and retain a skilled work force. To meet this challenge, we have developed our compensation structure to enable our management to make decisions regarding our compensation programs, to manage these programs, and to effectively communicate the goals of these programs to our employees and stockholders. Our compensation philosophy is to offer our employees compensation and benefits that are competitive and that meet our goals of attracting, retaining and motivating highly skilled employees so that we can achieve our financial and strategic objectives. Utilizing this philosophy, our compensation programs are designed to:

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  be "market-based" and reflect the competitive environment for personnel;

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  stress our "pay for performance" approach to managing pay levels;

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  share risks and rewards with employees at all levels;

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  be affordable, within the context of our operating expense model;

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  align the interests of our employees with those of our stockholders;

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  reflect our values; and

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  be fairly and equitably administered.

        In addition, as we administer our compensation programs, we plan to:

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  evolve and modify our programs to reflect the competitive environment and our changing business needs;

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  focus on simplicity, flexibility and choice wherever possible;

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  openly communicate the details of our programs with our employees and managers to ensure that our programs and their goals are understood; and

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  provide our managers and employees with the tools they need to administer our compensation programs.

Elements of Our Compensation Program

        As a total rewards package, we design our compensation program to enable us to attract and retain talented personnel. The individual elements of our compensation program serve to satisfy this larger goal in specific ways as described below.

        We design base pay to provide the essential reward for an employee's work, and are required to be competitive in attracting talent. Once base pay levels are initially determined, increases in base pay are provided to recognize an employee's specific performance achievements. Consistent with our compensation philosophy, we implement a "pay for performance" approach that provides higher levels of compensation to individual employees whose results merit greater rewards. Our managers typically make performance assessments throughout the year, and provide ongoing feedback to employees, provide resources and maximize individual and team performance levels.

        We design equity-based compensation, including stock options, to ensure that we have the ability to retain talent over a longer period of time, and to provide optionees with a form of reward that aligns their interests with those of our stockholders. We also utilize various forms of variable compensation, including cash bonuses that allow us to remain competitive with other companies while providing upside potential to those employees who achieve outstanding results. Core benefits, such as our basic health benefits, are designed to provide a stable array of support to employees and their families.

        The four key elements of our compensation structure are:

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  base pay;

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  variable pay;

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  equity-based pay; and

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  benefits.

        Consistent with our compensation philosophy, we have structured each element of our rewards package as follows:

Base Pay

        We create a set of base pay structures that are both affordable and competitive in relation to the market. We continuously monitor base pay levels within the market and make adjustments to our structures as needed. In general, an employee's base pay level should reflect the employee's overall sustained performance level and contribution to our company over time. We seek to structure the base pay for our top performers to be aggressive in relation to the market.

        The personnel involved in this process include all of the present top management positions within Synergy—Dr. Gary S. Jacob, CEO and Chairman, effective October 1st, 2013 through today; Senior Vice President of Finance, Mr. Bernard Denoyer; and Chief Scientific Officer, Dr. Kunwar Shailubhai. Our Compensation Committee also used information from the 2013 Executive Pay in the Biopharmaceutical Industry Report, prepared by Top 5 Data Services, Inc. This report includes an assessment of executive compensation change from fiscal year 2011 to 2012 in small life sciences companies under $25M in annual revenue.

        Based on data from this report, the Compensation Committee was able to compare the overall compensation for the top management positions described above. This included the following compensation variables: 1) Base Salary 2) Target Incentive (% of Salary or consulting fee), 3) Target Incentive ($), 4) Total Cash Compensation, 5) Long-term Incentives, and 6) Total Direct Compensation. The Compensation Committee chose to use the aggregate of the compensation variables for each management position that the comparative analysis was performed on. Using the data from the independent Executive Compensation Assessment report that covered the compensation variables, our Compensation Committee was able to compare those data with the overall compensation for our members of top management. This included separate analyses for: Chairman, CEO, Senior VP of Finance and Chief Scientific Officer, respectively. The analyses were guided by the principle that the Compensation Committee would position our compensation levels to be at or below the 50th percentile relative to the compensation levels in the "peer group". Analyses showed this to be the case for all five members of the management team.

        All of our named executive officers were found to have overall compensation levels below those of the peer group.

Variable Pay

        We design our variable pay programs to be both affordable and competitive in relation to the market. We monitor the market and adjust our variable pay programs as needed. Our variable pay programs, such as our bonus program, are designed to motivate employees to achieve overall goals. Our programs are designed to avoid entitlements, to align actual payouts with the actual results achieved and to be easy to understand and administer.

Equity-Based Rewards

        We design our equity programs to be both affordable and competitive in relation to the market. We monitor the market and applicable accounting, corporate, securities and tax laws and regulations and adjust our equity programs as needed. Stock options and other forms of equity compensation are designed to reflect and reward a high level of sustained individual performance over time. We design our equity programs to align employees' interests with those of our stockholders.

Benefits Programs

        We design our benefits programs to be both affordable and competitive in relation to the market while conforming with local laws and practices. We monitor the market, local laws and practices and adjust our benefits programs as needed. We design our benefits programs to provide an element of core benefits, and to the extent possible, offer options for additional benefits, be tax-effective for employees in each country and balance costs and cost sharing between us and our employees.

        Our stock options typically have annual vesting over a three-year period and a term of ten years, in order to encourage a long-term perspective and to encourage key employees to remain with us. We also use performance based vesting in our option grants. Generally, vesting and exercise rights cease upon termination of employment. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Timing of Equity Awards

        Only the Compensation Committee may approve stock option grants to our executive officers. Stock options are generally granted at predetermined meetings of the Compensation Committee. On limited occasions, grants may occur upon unanimous written consent of the Compensation Committee, which occurs primarily for the purpose of approving a compensation package for newly hired or promoted executive. The exercise price of a newly granted option is the closing price of our common stock on the date of grant.

Executive Equity Ownership

        We encourage our executives to hold a significant equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

        We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Severance and Change in Control Arrangements

        Several of our executives have employment and other agreements which provide for severance payment arrangements and/or acceleration of stock option vesting that would be triggered by an acquisition or other change in control of our company. See "—Employment Agreements Control Arrangements" below for a description of the severance and change in control arrangements for our named executive officers.

Effect of Accounting and Tax Treatment on Compensation Decisions

        In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives.

        Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our chief executive officer and each of our next four most highly compensated executive officers, unless certain specific and detailed criteria are satisfied.

Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. We believe that grants of equity awards under our existing stock plans qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and therefore our compensation committee has not adopted a policy requiring all compensation to be deductible. Our compensation committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

Role of Executives in Executive Compensation Decisions

        Our board of directors and our Compensation Committee generally seek input from our Chairman and Chief Executive Officer, Gary S. Jacob, when discussing the performance of, and compensation levels for executives other than himself. The Compensation Committee also works with Dr. Jacob and our Senior Vice President, Finance evaluating the financial, accounting, tax and retention implications of our various compensation programs. Neither Dr. Jacob nor any of our other executives participates in deliberations relating to his or her compensation.

Chief Executive Officer Compensation for Fiscal Year 2014

        On January 7, 2015, Dr. Gary Jacob, Chief Executive Officer and President entered into a fourth amended and restated employment agreement with us. The base salary for Dr. Jacob is $500,000 and the term of this agreement begins on January 1, 2013 and ends on December 31, 2016.

        Dr. Jacob is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Dr. Jacob is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for our technology or enter into a joint venture in which we contribute such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million during the term of the agreement or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or the sum of the license fees actually received in the case of an out license, multiplied by 0.5%. In addition, in the event we engage in a merger transaction or a sale of substantially all of our assets where (i) our enterprise value at the time of the merger or sale equals or exceed $400 million and our stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) our enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and our stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%. In addition, in the event we engages in a merger transaction or a sale of substantially all of its assets where (i) our enterprise value at the time of the merger or sale equals or exceed $1 billion and its stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 3.5%.

        The Compensation Committee believes that Dr. Jacob's employment agreement incentivizes Dr. Jacob to the maximum extent possible to obtain the highest price possible for shareholders in the event of a sale or merger of our company.

2014 Bonus

        On December 6, 2014, the Compensation Committee approved a bonus of $250,000 for Dr. Jacob, which was 50% of such individual's base compensation for 2014. The Compensation Committee reviewed the following factors in determining the amount of the bonus awarded to each individual.

  •
  Clinical development progress

  •
  Financing of the company

  •
  Recruiting of executives and clinical staff

        Dr. Jacob's employment agreement allows for an annual bonus equal to 50% of his base compensation. The Compensation Committee believed that Dr. Jacob did an outstanding job during 2014 in a challenging environment with limited resources.

        In making its determination as to whether Dr. Jacob achieved his performance objectives for awarding 2014 bonus, the Compensation Committee looked at the above-mentioned performance objectives in totality and what the achievement of those performance objectives meant to us and our business. The Compensation Committee did not assign actual levels of achievement to each objective.

2015 Bonus Criteria

        The bonus criteria for 2015 includes, among other things:

  •
  Clinical development progress

  •
  Entering into strategic business partnerships

  •
  Building organization

Compensation Risk Management

        We have considered the risk associated with our compensation policies and practices for all employees, and we believe we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

Summary Compensation Table

        The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, Principal Financial Officer and two other highest paid executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "named executive officers") for fiscal year 2014.

	Year	Base Salary	Bonus	Option awards fair value(1)	Total Compensation
Gary S. Jacob, PhD	2014	$500,000	$250,000	$2,332,879	$3,082,879
Chairman and CEO	2013	425,000	255,000	240,536	920,536
	2012	375,000	187,500	2,132,897	2,695,397
Bernard Denoyer, CPA, MBA	2014	219,000	57,000	431,434	707,434
Senior Vice President Finance	2013	215,000	64,900	180,402	460,302
	2012	200,850	45,170	570,423	816,443
Patrick Griffin, MD	2014	340,833	104,500	521,960	967,293
Chief Medical Officer(2)	2013	195,739	65,000	961,198	1,221,937
Kunwar Shailubhai, PhD	2014	300,000	92,000	885,275	1,277,275
Chief Scientific Officer	2013	270,000	98,500	300,671	669,171
	2012	$250,000	$67,500	$217,342	$534,842

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718, using the Black-Scholes valuation model.

(2)
Mr. Griffin was hired by the Company on May 27, 2013.

Grants of Plan-Based Awards

        The following table sets forth information regarding stock option awards to our named executive officers under our stock option plans during the fiscal year ended December 31, 2014:

Name	Grant Date	Number of Securities Underlying Stock Options	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value ($)(1)
Gary Jacob	6/10/2014	300,000	$4.24	$718,146
Gary Jacob	12/6/2014	1,000,000	$2.98	$1,614,733
Bernard F. Denoyer	6/10/2014	75,000	$4.24	$179,536
Bernard F. Denoyer	12/6/2014	156,000	$2.98	$251,898
Patrick Griffin	6/10/2014	100,000	$4.24	$239,382
Patrick Griffin	12/6/2014	175,000	$2.98	$282,578
Kunwar Shailubhai	6/10/2014	100,000	$4.24	$239,382
Kunwar Shailubhai	12/6/2014	400,000	$2.98	$645,893

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718, using the Black-Scholes valuation model.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options and restricted stock, as well as the exercise prices and expiration dates thereof, as of December 31, 2014.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Range	Option Expiration Dates	Number of Shares or Units of Restricted Stock That Have Vested(5)
Gary Jacob(1)	1,857,671	2,541,060	$0.50 - $9.12	7/6/2015 - 12/6/2024	187,470
Kunwar Shailubhai(2)	881,839	766,667	$0.50 - $8.50	10/10/2015 - 12/6/2024	62,441
Bernard Denoyer(3)	323,829	392,666	$0.50 - $7.67	7/29/2015 - 12/6/2024	—
Patrick Griffin(4)	116,667	508,333	$2.98 - $5.16	5/24/2023 - 12/6/2024	—

(1)
The unexercisable options of 900,000 vest upon change of control, 74,393 options vest on August 7, 2015, 200,000 options vest on December 11, 2015, 33,333 and 33,334 vest on July 12, 2015 and 2016, respectively; and 300,000 options vest one third on June 10, 2015, 2016 and 2017; and 1,000,000 options vest 333,333 on December 12, 2015 and 2016 and 333,334 on December 31, 2017;.

(2)
The unexercisable options of 150,000 vest upon change of control, and 33,334 options vest on August 7, 2015, and 41,667 and 41,666 vest on July 12, 2015 and 2016, respectively; and 100,000 options vest one third on June 10, 2015, 2016 and 2017; and 400,000 options vest 133,333 on December 12, 2015 and 2016 and 133,334 on December 31, 2017..

(3)
The unexercisable options of 20,000 vest upon change of control, 46,666 options vest 50% each on January 26, 2015; and 50,000 options vest on August 7, 2015; and 25,000 vest on July 12, 2015 and 2016; and 75,000 options vest one third on June 10, 2015, 2016 and 2017; and 156,000 options vest one third on December 12, 2015, 2016 and 2017.

(4)
The unexercisable options of 200,000 vest 100,000 options on May 24, 2015 and 2016; and 16,667 and 16,666 vest on July 12, 2015 and 2016, respectively; and 25,000; and 100,000 options vest one third on June 10, 2015, 2016 and 2017; and 175,000 options vest one third on December 12, 2015, 2016 and 2017.

(5)
The restricted stock awards vested fully on July 3, 2010.

Employment Agreements and Change in Control Agreements

Gary S. Jacob, Ph.D.

        On January 7, 2015, Dr. Gary Jacob, Chief Executive Officer and President entered into a fourth amended and restated employment agreement with us. The base salary for Dr. Jacob is $500,000 and the term of this agreement begins on January 1, 2013 and ends on December 31, 2016. Dr. Jacob is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Dr. Jacob is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for our technology or enter into a joint venture in which we contribute such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million in the term of the agreement or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or the sum of the license fees actually received in the case of an out license, multiplied by 0.5%. In addition, in the event we engage in a merger transaction or a sale of substantially all of our assets where (i) our enterprise value at the time of the merger or sale equals or exceed $400 million and our stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) our enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and our stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merge, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 2.5%. In addition, in the event we engage in a merger transaction or a sale of substantially all of its assets where (i) our enterprise value at the time of the merger or sale equals or exceed $1 billion and its stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger, Dr. Jacob shall receive a bonus in an amount determined by multiplying the enterprise value by 3.5%.

        If the employment agreement is terminated by us other than for cause or as a result of Dr. Jacob's death or permanent disability or if Dr. Jacob terminates his employment for good reason which includes a change of control, Dr. Jacob shall receive (i) a severance payment equal average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) expense compensation in an amount equal to twelve times the sum of his average base salary during the three full months preceding the termination, (iii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iv) payment in respect of compensation earned but not yet paid and (v) payment of the cost of medical insurance for a period of twelve months following termination. In the event Dr. Jacob's employment was terminated upon a change of control as of December 31, 2014, he would have been entitled to receive a lump sum payment of $1,524,000 less applicable withholding.

Bernard F. Denoyer

        On January 20, 2011, Bernard F. Denoyer entered into an executive employment agreement with us in which he agreed to serve as Senior Vice President, Finance. The term of the agreement was effective as of January 20, 2011, continues until January 20, 2012 and is automatically renewed for successive one year periods at the end of each term. Mr. Denoyer's base salary is $219,000 effective January 1, 2014. He is eligible to receive a cash bonus of up to 25% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. If the employment agreement is terminated by Synergy other than for cause or as a result of Mr. Denoyer's death or permanent disability or if Mr. Denoyer terminates his employment for good reason which includes a change of control, Mr. Denoyer shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iii) payment in respect of compensation earned but not yet paid and (iv) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Denoyer's employment was terminated upon a change of control as of December 31, 2014, he would have been entitled to receive a lump sum payment of $341,000, less applicable withholding.

Kunwar Shailubhai

        On January 8, 2015, Kunwar Shailubhai entered into a third amended and restated employment agreement with us, which amended his previous agreement dated April 6, 2004, as amended and restated on June 25, 2012 and March 31, 2014. The term of the agreement continues until June 25, 2016 and is automatically renewed for successive one year periods at the end of each term. Mr. Shailubhai's base salary is $300,000 effective January 1, 2014. He is eligible to receive a cash bonus of up to 30% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. Dr. Shailubhai is also eligible to receive a realization bonus in the event that we enter into an out-license agreement for our technology or enter into a joint venture in which we contribute such rights to the joint venture where the enterprise value equals or exceeds a minimum of $250 million during the term of the agreement or the license fees we contract to receive equals or exceeds $50 million. The realization bonus will be equal to the enterprise value in the case of a joint venture or financing or the sum of the license fees actually received multiplied by 0.2%. In addition, in the event we engage in a merger transaction or a sale of substantially all of our assets where (i) our enterprise value at the time of the merger or sale equals or exceed $400 million and our stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger or (ii) our enterprise value at the time of the merger or sale or 12 months after the merger or sale equals or exceed $250 million and our stockholders prior to consummation of the merger or sale beneficially own 20% or more of the stock of the surviving entity after consummation of the merger, Dr. Shailubhai shall receive a bonus in an amount determined by multiplying the enterprise value by 1.0%. In addition, in the event we engage in a merger transaction or a sale of substantially all of our assets where (i) our enterprise value at the time of the merger or sale equals or exceed $1 billion and its stockholders prior to consummation of the merger or sale beneficially own less than 20% of the stock of the surviving entity after consummation of the merger, Dr. Shailubhai shall receive a bonus in an amount determined by multiplying the enterprise value by 1.17%.

        If the employment agreement is terminated by Synergy other than for cause or as a result of Mr. Shailubhai's death or permanent disability or if Mr. Shailubhai terminates his employment for good reason which includes a change of control, Mr. Shailubhai shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iii) payment in respect of compensation earned but not yet paid and (iv) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Shailubhai's employment was terminated upon a change of control as of December 31, 2014, he would have been entitled to receive a lump sum payment of approximately $692,000, less applicable withholdings.

Patrick H. Griffin

        On July 12, 2013, Patrick H. Griffin entered into an amended and restated executive employment agreement with us in which he agreed to serve as Chief Medical Officer. The term of the agreement was effective as of May 20, 2013, continues until May 20, 2014 and is automatically renewed for successive one year periods at the end of each term. Mr. Griffin's base salary is $350,000. He is eligible to receive a cash bonus of up to 30% of his base salary per year at the discretion of the Compensation Committee of the Board of Directors. If the employment agreement is terminated by Synergy other than for cause or as a result of Mr. Griffin's death or permanent disability or if Mr. Griffin terminates his employment for good reason which includes a change of control, Mr. Griffin shall receive (i) a severance payment equal to the higher of the aggregate amount of his base salary for the then remaining term of the agreement or twelve times the average monthly base salary paid or accrued during the three full calendar months preceding the termination, (ii) immediate vesting of all unvested stock options and the extension of the exercise period of such options to the later of the longest period permitted by our stock option plans or ten years following the termination date, (iii) payment in respect of compensation earned but not yet paid and (iv) payment of the cost of medical insurance for a period of twelve months following termination. In the event Mr. Griffin's employment was terminated upon a change of control as of December 31, 2014, he would have been entitled to receive a lump sum payment of $262,500, less applicable withholding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of [*], 2015 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) our named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 2012, New York, NY 10170.

Name of Beneficial Owner	Number of Shares		Percentage(1)
Executive officers and directors:
Gary S. Jacob, Ph.D.	2,242,118	(2)
Kunwar Shailubhai, Ph.D.	982,645	(3)
Bernard Denoyer	377,424	(4)	*
Patrick Griffin	216,667	(5)
John Brancaccio	239,061	(6)	*
Chris McGuigan	164,096	(7)	*
Thomas Adams	159,781	(8)	*
Melvin K. Spigelman, M.D.	224,849	(9)	*
Alan F. Joslyn	84,009	(10)	*
All Officers and Directors as a Group (9 persons)	4,690,650	(11)
5% or greater holders:
R. Merrill Hunter	7,831,057	(12)

*
less than 1%

(1)
Based on [*] shares outstanding on [*], 2015.

(2)
Consists of 334,034 shares of common stock, 50,413 shares of common stock issuable upon exercise of warrants and 1,857,671 shares of common stock issuable upon exercise of stock options.

(3)
Consists of 88,017 shares of common stock, 12,788 shares of common stock issuable upon exercise of warrants and 881,840 shares of common stock issuable upon exercise of stock options.

(4)
Consists of 10,452 shares of common stock, 1,476 shares of common stock issuable upon exercise of warrants and 365,496 shares of common stock issuable upon exercise of stock options.

(5)
Consists of shares of common stock issuable upon exercise of stock options.

(6)
Includes 218,617 shares of common stock issuable upon exercise of stock options.

(7)
Consists of shares of common stock issuable upon exercise of stock options.

(8)
Consists of shares of common stock issuable upon exercise of stock options.

(9)
Consists of shares of common stock issuable upon exercise of stock options.

(10)
Consists of shares of common stock issuable upon exercise of stock options.

(11)
Includes 4,173,026 shares of common stock issuable upon exercise of stock options and 64,677 shares of common stock issuable upon exercise of warrants.

(12)
Includes 462,500 shares of common stock issuable upon exercise of warrants.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities. Beneficial ownership determined in this manner may not constitute ownership of such securities for other purposes or indicate that such person has an economic interest in such securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Our Audit Committee is responsible for reviewing and approving, as appropriate, all transactions with related persons, in accordance with its charter and the Nasdaq marketplace rules.

        Transactions between us and one or more related persons may present risks or conflicts of interest or the appearance of conflicts of interest. Our Code of Ethics requires all employees, officers and directors to avoid activities or relationships that conflict, or may be perceived to conflict, with our interests or adversely affect our reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate so long as there is full disclosure of the interest of the related parties in the transaction and review and approval by disinterested directors to ensure there is a legitimate business reason for the transaction and that the transaction is fair to us and our stockholders.

        In connection with its review and approval or ratification, if appropriate, of any related party transaction, our Audit Committee is to consider whether the transaction will compromise standards included in our Code of Ethics. In the case of any related party transaction involving an outside director or nominee for director, the Audit Committee also is to consider whether the transaction will compromise the director's status as an independent director as prescribed in the Nasdaq marketplace rules.

        All of our related party transactions will be disclosed in our filings with the SEC in accordance with SEC rules.

 PROPOSAL 2

APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 350,000,000

Background

        Our Board of Directors has approved, subject to stockholder approval, an amendment to Synergy's Second Amended and Restated Certificate of Incorporation, substantially in the form attached hereto as Annex A, to effect an increase in Synergy's authorized shares of Common Stock from 200,000,000 to 350,000,000. We currently have authorized 200,000,000 shares of common stock, of which                shares of common stock are outstanding as of [*], 2015.

        The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of Synergy, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

        As noted above, as of [*], 2015, a total of [*] shares of our currently authorized 200,000,000 shares of common stock are outstanding. In addition, we currently have options outstanding to purchase an aggregate of 16,567,020 shares of common stock, $200,000,000 of senior convertible notes which are convertible into an aggregate of approximately 64,308,000 shares of common stock and warrants to purchase an aggregate of 5,901,071 shares of common stock outstanding. The increase in the number of authorized but unissued shares of common stock would enable us, without further stockholder approval, to issue shares to holders of the options, notes and/or warrants upon the exercise and/or conversion of such securities. In addition, the increase in the number of authorized but unissued shares of common stock would enable us, without further stockholder approval, to issue shares from time to time as may be required for other proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

        The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us that may dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control of us offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with tour management could have the effect of making it more difficult to remove the our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Our board of directors is not aware of any attempt, or contemplated attempt, to acquire control of us and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

        Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of us, than they presently own, and will be diluted as a result of any issuances contemplated by us in the future.

        The proposed amendment to the Second Amended and Restated Certificate of Incorporation to increase the authorized Common Stock is set forth in Annex A.

Vote Required

        Approval of the proposal for the amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but abstentions will have the same effect as a negative vote on this proposal. If there are not sufficient votes to approve this proposal at the time of the meeting, such meeting may be adjourned in order to permit further solicitation of proxies by the Board of Directors. However, no proxy voted against this proposal will be voted in favor of an adjournment or postponement of the meeting to solicit additional votes in favor of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 350,000,000.

 PROPOSAL 3

APPROVAL OF AN INCREASE TO THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2008 EQUITY COMPENSATION INCENTIVE PLAN, AS AMENDED

        At the Annual Meeting, stockholders will be asked to approve an amendment (the "Amendment") to our 2008 Equity Compensation Incentive Plan (the "Plan") to increase by 15,000,000 the number of shares of our common stock reserved for issuance under Synergy's 2008 Equity Compensation Incentive Plan to an aggregate of 30,000,000 shares. The Board of Directors approved the amendment on [    •    ]     , 2015. The amendments and our 2008 Equity Compensation Incentive Plan, as amended, are summarized below.

Description of the Amendment

        The amendment increases by 15,000,000 the number of shares of Common Stock reserved for issuance under Synergy's 2008 Equity Compensation Incentive Plan to an aggregate of 30,000,000 shares. If approved by the stockholders, the amendment shall be effective immediately.

Reasons for the Amendment

Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation

        Our Plan is critical to our long-term goal of building stockholder value. As discussed in the "Executive Compensation" and "Director Compensation" sections of this proxy statement, equity incentive awards are central to our compensation program and constitute a significant portion of our named executive officers' total direct compensation. Our Board of Directors and its Compensation Committee believe that our ability to grant equity incentive awards to new and existing employees, directors and eligible consultants has helped us attract, retain and motivate professionals with superior ability, experience and leadership capability. Historically, we have issued stock options and restricted stock under the Plan. These forms of equity compensation align the interests of our employees, directors and consultants with the interests of our stockholders, encourage retention and promote actions that result in long-term stockholder value creation.

        Our equity incentive program is broad-based. As of March 31, 2015, all 35 of our employees had received grants of equity awards, all five of our non-employee directors had received grants of equity awards and 1 of our consultants had received grants of equity awards. We believe we must continue to offer a competitive equity compensation plan in order to attract, retain and motivate the industry-leading talent imperative to our continued growth and success.

The Plan Will No Longer Have Shares Available for Grant

        As of March 31, 2015, we had 462,539 shares available for grant under the Plan. Based on historical usage, as discussed below, if we do not increase the share reserve during 2015, we estimate that we would need to make significant changes to our equity award practices in order to conserve the share reserve balance until the time of our 2016 annual meeting. This assumes we continue to grant awards consistent with our historical usage and current practices, as reflected in our historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. The changes to our practices could limit our flexibility to provide competitive compensation and thus our ability to attract, motivate and retain highly qualified talent.

        Our Plan is the only active equity incentive plan we currently have in place. While we could increase cash compensation to a limited extent if we are unable to grant equity incentives, we anticipate that we will have difficulty attracting, retaining and motivating our employees, directors and consultants if we are unable to issue equity grants to them. We also believe that equity-based grants are a more effective compensation vehicle than strictly cash, because they better align the financial interests of our employees with the interests of our stockholders, and promote actions that result in long-term stockholder value creation.

  We Manage Our Equity Incentive Award Use Carefully

        We manage our long-term stockholder dilution by limiting the number of equity awards granted annually. The Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees.

  •
  Based on historical usage and our internal growth plans, we expect that the proposed 15,000,000 share increase in the number of shares available for issuance under the Plan would be sufficient for approximately 24 months of awards, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our recent historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. If the proposed increase to the share reserve is approved, the share reserve under the Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

        The following table shows certain key equity metrics over the past three fiscal years:

Key Equity Metrics	2014	2013	2012
Equity burn rate(1)	5.5%	1.5%	5.2%
Overhang(2)	15.5%	16.6%	11.3%

(1)
Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.

(2)
Overhang is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.
  •
  If the proposed increase to the Plan's share reserve is approved, the issuance of the additional shares to be reserved under the Plan would dilute existing stockholders by an additional 14.4% on a fully diluted basis, based on the number of shares of our common stock outstanding as of March 31, 2015.

  •
  As described in the table above, the total aggregate equity value of the additional authorized shares being requested under the Plan (above the shares currently remaining available for issuance under the Plan), based on the closing price of $4.62 per share for our common stock on March 31, 2015, is $69,300,000.

        In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the Board has determined that the proposed increased size of the share reserve under the Plan is reasonable and appropriate at this time. The Board will not create a subcommittee to evaluate the risks and benefits for issuing the additional authorized shares requested.

Forecasted Utilization Rates

        In evaluating whether to approve the amendment to the Plan, our Compensation Committee reviewed certain management forecasts of equity awards for issuance under the Plan. Management presented the actuals and forecasts below for the periods indicated.

2008 Equity Compensation Incentive Plan	Fiscal Year 2014 Actual	Fiscal Year 2015 Forecast	Fiscal Year 2016 Forecast
Authorized pool	15,000,000	462,539	9,462,539
Stockholder proposed increase	-0-	15,000,000	-0-
Less: Options exercised	-0-	-0-	-0-
Less: Options outstanding as of March , 2015	14,537,461	-0-	-0-
Less: New grants	-0-	6,000,000	7,000,000
Options available for future grants	462,539	9,462,539	2,462539

        In addition, our Compensation Committee reviewed certain actuals and forecasts of grant utilization for different categories of grants over the periods indicated, as summarized below. These actuals and forecasts included grants to executive and employee new hires, annual performance grants to existing eligible employees, and initial and annual grants for non-employee directors.

2008 Equity Compensation Incentive Plan	Fiscal Year 2014 Actual	2015 Grants(1)	Fiscal Year 2015 Forecast	Fiscal Year 2016 Forecast
New hire and performance	5,068,500	120,000	6,000,000	7,000,000
Non-employee directors	111,000	-0-	-0-	-0-

Total	5,179,500	120,000	6,000,000	7,000,000

(1)
Option grants for transaction/retention/sign-on bonuses issued prior to March 31, 2015.

	Fiscal Year 2014 Actual	Fiscal Year 2015 Forecast(1)	Fiscal Year 2016 Forecast(1)
Equity Burn Rate as a % of Outstanding(2)	5.3%	6.1%	7.1%

(1)
For purposes of this calculation, we have assumed that the number of weighted-average common shares outstanding for fiscal year 2014 and 2015 is the 97,952,037 shares outstanding as of March 31, 2015.

(2)
Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.

Note Regarding Forecasts and Forward-Looking Statements

        We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth above in this Proposal 3 include embedded assumptions regarding option exercise, employee turnover and competitive grant guidelines which are highly dependent on the public trading price of our common stock and other factors, which we do not control, and, as a result, we do not as a matter of practice provide forecasts. In evaluating these forecasts, our Compensation Committee recognized the high variability inherent in these assumptions.

        However, we have included above a summary of these forecasts to give our stockholders access to certain information that was considered by our Compensation Committee for purposes of evaluating the approval of the amendment to the Plan. These forecasts reflect various assumptions regarding our future operations.

        The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forecasts set forth above. Although presented with numerical specificity, the forecasts are not fact and reflect numerous assumptions and estimates as to future events made by our management that our management believed were reasonable at the time the forecasts were prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management. In addition, the utilization forecasts with respect to our equity awards do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to any changes to our operations or strategy that may be implemented in the future. Accordingly, actual outcomes may be, and likely will be, materially different than those reflected in the forecasts. We do not intend to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events even if any or all of the assumptions underlying the forecasts are shown to be in error. The forecasts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21A of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics, if any, with respect to certain equity awards, the extent of option exercise activity, and others described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

        The following is a brief summary of the principal provisions of the Plan, as amended by the Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, as amended by the Amendment. A copy of the Amendment is annexed to this proxy statement as Annex B.

Description of the Plan

        The Plan was adopted by the Board of Directors of Synergy on July 9, 2008. The Plan provides for the granting of either "incentive stock options" or "non-qualified stock options" to acquire our Common Stock (collectively, "Options") to our employees. The Plan also provides for the granting of restricted stock to eligible participants in addition to or in lieu of, stock options. An aggregate of 15,000,000 shares of Synergy Common Stock have been reserved for issuance under the Plan, subject to stockholder approval of the Amendment. In the event that any outstanding options expire or are terminated or forfeited, the shares allocable to such expired, terminated or forfeited Options shall again become available for the granting of Options.

        Our Board of Directors approved the Plan to provide for the granting of either "incentive stock options" or "non-qualified stock options." The Plan does not pose a limit or restriction on the number of shares, which Synergy's Board of Directors may grant as either incentive or non-qualified stock options. Under present law, however, incentive stock options may only be granted to employees. The granting of incentive stock options allows us to reward key employees for their contribution to our growth and to the appreciation in stockholder value. In not restricting the number of available shares for either incentive or non-qualified stock options, our Board of Directors will have greater flexibility in determining the type of options that may be granted.

        Our Board of Directors approved the Plan to also provide for the granting of restricted stock to eligible participants in addition to, or in lieu of, stock options. The Board of Directors believes that it is prudent to have the flexibility to grant a variety of stock-based awards to eligible grantees, in order to accomplish Synergy's goal of giving the necessary incentive to our employees, officers, directors and consultants.

        Under the Plan, our Board of Directors has the authority to determine when options will vest and when options may be exercised, subject to applicable law. This provides our Board of Directors the flexibility necessary to determine the terms and conditions of options that are to be granted. By giving the Board of Directors the discretion to decide the vesting and exercise periods, our Board of Directors may tailor option grants to individual grantees, taking into account our performance and the particular contributions made by the grantee.

        Optionees receive the right to purchase a specified number of shares of our Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. We may grant options at an exercise price less than, equal to or greater than the fair market value of our Common Stock on the date of grant. Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the "Code") may not be granted at an exercise price less than the fair market value of the common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of our voting power. The Plan permits our Board of Directors to determine how optionees may pay the exercise price of their options, including by cash or check, or a cash equivalent acceptable to our Board of Directors.

        Our Board of Directors administers the Plan. Our Board of Directors has the authority to adopt, amend and repeal the rules, guidelines and practices of the Plan and to interpret its provisions. It may delegate authority under the Plan to one or more committees of our Board of Directors and, subject to certain limitations to a member of our Board of Directors or, to one or more of our executive officers. Subject to any applicable limitations contained in the Plan, our Board of Directors or any committee, member of the Board of Directors or executive officer to whom our Board of Directors delegates authority, as the case may be, selects the recipients of awards and determines:

  •
  The number of shares of Common Stock covered by options and the dates upon which such options become exercisable;

  •
  The exercise price of options;

  •
  The duration of options; and

  •
  The number of shares of Synergy Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including the conditions for repurchase, issue price and repurchase price.

        Under the Plan as amended by the Amendment, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the Committee. Since no such determination regarding awards or grants has yet been made, the benefits or amounts that will be received by or allocated to our executive officers and other eligible employees cannot be determined at this time.

Federal Income Tax Consequences Associated with the Plan

        The following is a general summary under current law of the material federal income tax consequences to participants in the Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.

        Non-Qualified Stock Options.    For federal income tax purposes, if an optionee is granted an NSO under the Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, upon exercise of NSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the excess of the fair market value of a common share over the option exercise price on the date each such option is exercised. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

        Incentive Stock Options.    There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (a) two years after the date of grant of the option or (b) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the excess of the fair market value of a common share over the option exercise price on the date of the option's exercise will be taxed at ordinary income rates (or, if less, the gain on the sale), and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered an item of adjustment for alternative minimum tax purposes.

        An ISO exercised more than three months after an optionee terminates employment, for reasons other than death or disability, will be taxed as an NSO, and the optionee will recognize ordinary income on the exercise. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

        Restricted Stock.    An individual to whom restricted stock is issued generally will not recognize taxable income upon such issuance, and we generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the individual generally will recognize ordinary income, and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price of such shares, and we will be entitled to a deduction for the same amount.

        Other Stock Awards and Performance Bonus Awards.    The participant will have ordinary income upon receipt of stock or cash payable under performance awards, dividend equivalents, restricted stock units and stock payments. We will be eligible for a tax deduction as a compensation expense equal to the amount of ordinary income recognized by the participant.

        Section 162(m) of the Code.    In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "qualified performance-based compensation" established by an independent Compensation Committee which conforms to certain conditions stated under the Code and related regulations. Options and stock appreciation rights granted by the Compensation Committee under the Plan are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. The Plan has been structured with the intent that certain other awards granted under the Plan may, in the discretion of the Compensation Committee, be structured so as to qualify for the "qualified performance-based compensation" exception to the $1 million annual deductibility limit of Section 162(m) of the Code. However, awards granted under the Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code only if the awards and the procedures associated with them comply with all requirements of Section 162(m) of the Code. There can be no assurance that compensation attributable to awards granted under the Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code and thus be deductible to us.

        Internal Revenue Code Section 409A Requirements.    Certain awards under the Plan may be considered "nonqualified deferred compensation" for purposes of Section 409A of the Code ("Section 409A"), which imposes certain requirements on compensation that is deemed under Section 409A to involve nonqualified deferred compensation. Among other things, the requirements relate to the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to comply with these requirements (or an exception from such requirements) may result in the immediate taxation of all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, the imposition of an additional 20% income tax on the participant for the amounts required to be included in gross income and the possible imposition of penalty interest on the unpaid tax. Generally, Section 409A does not apply to incentive awards that are paid at the time the award vests. Likewise, Section 409A typically does not apply to restricted stock. Section 409A may, however, apply to incentive awards the payment of which is delayed beyond the calendar year in which the award vests. Treasury regulations generally provide that the type of awards provided under the Plan will not be considered nonqualified deferred compensation. However, to the extent that Section 409A applies to an award issued under the Plan, the Plan and all such awards will, to the extent practicable, be construed in accordance with Section 409A. Under the Plan, the Administrator has the discretion to grant or to unilaterally modify any award issued under the Plan in a manner that conforms with the requirements of Section 409A with respect to deferred compensation or voids any participant election to the extent it would violate Section 409A. The Administrator also has sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all awards issued under the Plan.

Recommendation and Vote

        Approval of the amendment to the Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the matter, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT OF OUR 2008 EQUITY COMPENSATION INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK RESERVED FOR ISSUANCE FROM 15,000,000 TO 30,000,000.

 PROPOSAL 4

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Our Board has appointed BDO USA, LLP ("BDO"), to serve as our independent registered public accounting firm for the year ending December 31, 2015. BDO has provided services in connection with the audit of Synergy's financial statements for the years ended December 31, 2008 through December 31, 2014.

        The Audit Committee and the board are requesting, as a matter of policy, that stockholders ratify the selection of BDO. The Audit Committee and the board are not required to take any action as a result of the outcome of the vote on this proposal. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Synergy and its stockholders. If the appointment is not ratified, the Board will consider its options.

        A representative of BDO is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

        The aggregate fees billed to us by BDO for the indicated services for each of the last two fiscal years were as follows:

Audit Fees

        The aggregate fees billed and unbilled for the fiscal years ended December 31, 2014 and December 31, 2013 for professional services rendered by our principal accountants for the integrated audits of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were $430,425 and $360,769, respectively.

Audit Related Fees

        There were $73,750 and $84,050 aggregate fees billed for the fiscal years ended December 31, 2014 and December 31, 2013, respectively, for assurance and related services rendered by our principal accountants for the spin-off, audit and review services of our previously wholly-owned subsidiary, ContraVir Pharmaceuticals, Inc.

Tax and Other Fees

        The aggregate fees billed for the fiscal year ended December 31, 2014 and December 31, 2013 for professional services rendered by our principal accountants for tax compliance were $38,950 and $37,904, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Vote Required

        The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of BDO USA, LLP as Synergy's independent registered public accounting firm for the fiscal year ending December 31, 2015.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

 AUDIT COMMITTEE REPORT

        The following Audit Committee Report shall not be deemed to be "soliciting material," "filed" with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

        The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the NASDAQ Stock Market). The Audit Committee operates under a written charter, which is available in print to any stockholder upon request to the Corporate Secretary.

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2014.

        We have reviewed and discussed with management and BDO USA, LLP, our independent registered public accounting firm, the quality and the acceptability of the Company's financial reporting and internal controls.

        We have discussed with BDO USA, LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        We have discussed with management and BDO USA, LLP, such other matters as required to be discussed with the Audit Committee under Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee's Charter.

        We have received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP's communications with the Audit Committee concerning independence, and have discussed with BDO USA, LLP, their independence from management and the Company.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

John P. Brancaccio, Chairman Christopher McGuigan Melvin K. Spigelman

 OTHER MATTERS

        Synergy has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

        We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

        If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Synergy will cancel your previously submitted proxy.

FUTURE STOCKHOLDER PROPOSALS

        A stockholder who would like to have a proposal considered for inclusion in our 2015 Proxy Statement must submit the proposal so that it is received by us no later than [*], 2016. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, 420 Lexington Avenue, Suite 2012, New York, New York 10170.

        If a stockholder does not submit a proposal for inclusion in our 2016 Proxy Statement, but instead wishes to present it directly at the 2016 Annual Meeting of Stockholders, our By-laws require that the stockholder notify us in writing on or before September 4, 2015, but no later than [*], 2016, for the proposal to be included in our proxy material relating to that meeting. Proposals received after [*], 2016 will not be voted on at the 2016 Annual Meeting. In addition, such proposal must also include a brief description of the business to be brought before the 2016 Annual Meeting, the stockholder's name and record address, the number of shares of our common stock that are owned beneficially or of record by such stockholder, a description of any arrangements or understandings between the stockholder and any other person in connection with such proposal and any material interest of such stockholder in such proposal, and a representation that the stockholder intends to appear in person or by proxy at the 2016 Annual Meeting. If the stockholder wishes to nominate one or more persons for election as a director, such stockholder's notice must comply with additional provisions as set forth in our By-laws, including certain information with respect to the persons nominated for election as directors and any information relating to the stockholder that would be required to be disclosed in a Proxy Statement filing. Any such proposals should be directed to the Secretary, 420 Lexington Avenue, Suite 2012, New York, New York 10170.

DELIVERY OF PROXY MATERIALS

        The Company may satisfy SEC rules regarding delivery of proxy materials, including the proxy statement, annual report and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one Notice and, if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the Notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and, if applicable, other proxy materials, as requested, to a stockholder at a shared address to which a single copy of the Notice and/or other proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact the Company's Investor Relations department at 420 Lexington Avenue, Suite 2012, New York, New York 10170 or by telephone at (212) 297-0020. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

 Annex A

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SYNERGY PHARMACEUTICALS INC.
(a Delaware Corporation)

PURSUANT TO SECTIONS 242 OF THE
DELAWARE GENERAL CORPORATION LAW

        SYNERGY PHARMACEUTICALS INC., a corporation existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that:

        1.     The name of the Corporation is Synergy Pharmaceuticals Inc. The date of filing the original Certificate of Incorporation with the Secretary of State of Delaware was February 11, 1992 (the "Original Certificate"). The Original Certificate was amended and restated by the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on December 24, 1997 (the "Amended and Restated Certificate"). The Amended and Restated Certificate was amended and restated by the Second Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on February 2, 2012, as amended on January 15, 2013 (the "Second Amended and Restated Certificate").

        2.     Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby superseded and replaced as follows:

    " A.    Number and Class of Shares Authorized; Par Value.

          The Corporation is authorized to issue the following shares of capital stock:

          (1)    Common Stock.    The aggregate number of shares of common stock (referred to in this Certificate of Incorporation as "Common Stock") which the Corporation shall have authority to issue is 350,000,000 with a par value of $0.0001 per share.

          (2)    Preferred Stock.    The aggregate number of shares of preferred stock (referred to in this Certificate of Incorporation as "Preferred Stock") which the Corporation shall have authority to issue is 20,000,000 with a par value of $.001 per share.

          B.    Description of Shares of Preferred Stock.

          The terms, preferences, limitations and relative rights of the shares of Preferred Stock are as follows:

          (1)   The Board of Directors is expressly authorized at any time and from time to time to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited (including, by way of illustration and not limitation, in excess of one vote per share), or without voting powers, and with such designations, preferences and relative participating, option or other rights, qualifications, limitations or restrictions, as shall be fixed and determined in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors, and as are not stated and expressed in these Articles of Incorporation or any amendment hereto, including (but without limiting the generality of the foregoing) the following:

            (a)   The distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of

A-1

    shares thereof then outstanding) from time to time by resolution of the Board of Directors; and

            (b)   The rate and manner of payment of dividends payable on shares of such series, including the dividend rate, date of declaration and payment, whether dividends shall be cumulative, and the conditions upon which and the date from which such dividends shall be cumulative; and

            (c)   Whether shares of such series shall be redeemed, the time or times when, and the price or prices at which, shares of such series shall be redeemable, the redemption price, the terms and conditions of redemption, and the sinking fund provisions, if any, for the purchase or redemption of such shares; and

            (d)   The amount payable on shares of such series and the rights of holders of such shares in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; and

            (e)   The rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock, other securities, or shares of any other class or series of Preferred Stock and the terms and conditions of such conversion or exchange; and

            (f)    The voting rights, if any, and whether full or limited, of the shares of such series, which may include no voting rights, one vote per share, or such higher number of votes per share as may be designated by the Board of Directors; and

            (g)   The preemptive or preferential rights, if any, of the holders of shares of such series to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock with the Corporation.

          (2)   Except in respect of the relative rights and preferences that may be provided by the Board of Directors as hereinbefore provided, all shares of Preferred Stock shall be identical, and each share of a series shall be identical in all respects with the other shares of the same series. When payment of the consideration for which shares of Preferred Stock are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable.

          C.    Common Stock Voting Rights.

          Each record holder of Common Stock shall be entitled to one vote for each share held. Holders of Common Stock shall have no cumulative voting rights in any election of directors of the Corporation."

        3.     The foregoing amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted by the Corporation's Board of Directors in accordance with the applicable provisions of Section 141 and 242 of the General Corporation Law of the State of Delaware and duly adopted by a majority of the outstanding shares of the Corporation's common stock in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware at an annual meeting of the stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this    day of                        , 2015.

Gary S. Jacob Chief Executive Officer

A-2

 Annex B

SYNERGY PHARMACEUTICALS INC.
AMENDED AND RESTATED
2008 EQUITY COMPENSATION INCENTIVE PLAN
(as amended and restated, subject to shareholder approval)

1.     PURPOSE

        The Synergy Pharmaceuticals Inc. Amended and Restated 2008 Equity Compensation Incentive Plan is intended to promote the best interests of and its stockholders by (i) assisting the Company and its Subsidiaries in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company's businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its Subsidiaries and stockholders.

2.     DEFINITIONS

        As used in the Plan the following definitions shall apply:

        "AWARD" means any Option or Restricted Stock Award granted hereunder.

        "BOARD" means the Board of Directors of the Company.

        "CAUSE" means in the case where the Participant does not have an employment, consulting or similar agreement in effect with the Company or its Subsidiaries or where there is such an agreement but it does not define "cause" (or words of like import), conduct related to the Participant's service to the Company or a Subsidiary for which either criminal or civil penalties against the Participant may be sought, misconduct, insubordination, material violation of the Company's or its Subsidiaries policies, disclosing or misusing any confidential information or material concerning the Company or any Subsidiary or material breach of any employment, consulting agreement or similar agreement, or in the case where the Participant has an employment agreement, consulting agreement or similar agreement that defines a termination for "cause" (or words of like import), "cause" as defined in such agreement; provided, however, that with regard to any agreement that defines "cause" on occurrence of or in connection with change of control, such definition of "cause" shall not apply until a change of control actually occurs and then only with regard to a termination thereafter.

        "CODE" means the Internal Revenue Code of 1986, and any amendments thereto.

        "COMMITTEE" means the Compensation Committee of the Board ,or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board, all of whom are disinterested persons, as contemplated by Rule 16b-3 promulgated under the Exchange Act.

        "COMMON STOCK" means the common stock, $0.0001 par value, of the Company.

        "COMPANY" means Synergy Pharmaceuticals Inc., a Delaware corporation.

        "CONSULTANT" means any person, other than an employee, performing consulting or advisory services for the Company or any Subsidiary.

        "CONTINUOUS SERVICE" means that the Participant's service with the Company or a Subsidiary, whether as an employee or Consultant, is not interrupted or terminated. A Participant's Continuous Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an employee or Consultant or a change in the entity for which the Participant renders such service. The Participant's Continuous Service shall be deemed to have terminated either upon an actual termination or upon the entity for which the Participant is performing services ceasing to be a Subsidiary of the Company. The Committee shall determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

        "CORPORATION LAW" means the general corporation law of the jurisdiction of incorporation of the Company.

        "DIRECTOR" means a member of the Board.

        "DISABILITY" means that a Participant covered by a Company or Subsidiary-funded long term disability insurance program has incurred a total disability under such insurance program and a Participant not covered by such an insurance program has suffered a permanent and total disability within the meaning of Section 22(e)(3) of the Code or any successor statute thereto.

        "ELIGIBLE PERSON" means an employee, officer, director, consultant or advisor to the Company or a Subsidiary (including an entity that becomes a Subsidiary after the adoption of the Plan).

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        "FAIR MARKET VALUE" means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

            (i)  If the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System, the closing price for the day of determination as quoted on such market or exchange which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

           (ii)  If not so traded on a national securities exchange or on the Nasdaq National Market System, the average of the closing bid and asked prices thereof on such day of determination or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded; or

          (iii)  In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

        "INCENTIVE STOCK OPTION" means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

        "NONQUALIFIED STOCK OPTION" means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

        "OPTION" means any option to purchase shares of Common Stock granted under the Plan.

        "OUTSIDE DIRECTOR" means a director who is not an employee or consultant of the Company.

        "PARTICIPANT" means an Eligible Person who is selected by the Committee to receive an Option or Restricted Stock Award and is party to any Stock Option Agreement or Restricted Stock Award Agreement required by the terms of such Option or Restricted Stock Award.

        "PLAN" means this Synegy Pharmaceuticals Inc. Amended and Restated 2008 Equity Compensation Incentive Plan.

        "RESTRICTED STOCK AWARD" means an award of Common Stock under Section 7.

        "SECURITIES ACT" means the Securities Act of 1933 as amended.

        "STOCK AWARD AGREEMENT" means a written agreement between the Company and a Participant setting forth the specific terms and conditions of a Participant under Section 7. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

        "STOCK OPTION AGREEMENT" means a written agreement between the Company and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of the Plan and shall include such terms and conditions as the Committee shall authorize.

        "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "TEN PERCENT OWNER" means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate, trust or other entity shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

3.     ADMINISTRATION

        A.    ADMINISTRATION.    The Committee shall serve as the administrator of the Plan. If permitted by the Corporation Law, and not prohibited by the charter or the bylaws of the Company, the Committee may delegate a portion of its authority to administer the Plan to an officer or officers of Company designated by the Committee.

        B.    POWERS OF THE COMMITTEE.    Subject to the provisions of the Plan, and subject at all times to the terms and conditions of the delegation of authority from the Board, the Committee shall have the authority to implement, interpret and administer the Plan. Such authority shall include, without limitation, the authority:

            (i)  To construe and interpret all provisions of the Plan and all Stock Option Agreements and Restricted Stock Award Agreements under the Plan.

           (ii)  To determine the Fair Market Value of Common Stock.

          (iii)  To select the Eligible Persons to whom Awards, are granted from time-to-time hereunder.

          (iv)  To determine the number of shares of Common Stock covered by an Option or Restricted Stock Award; determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and determine such other terms and conditions, not inconsistent with the terms of the Plan, of each Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Restricted Stock Award, the time or times when Options or Restricted Stock Awards may be exercised or Common Stock issued thereunder, the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Restricted Stock Award and other restrictions or limitations (in addition to those contained in the Plan) on the forfeitability or transferability of Options, Restricted Stock Awards or Common Stock issued pursuant to Awards. Such terms may include conditions as shall be determined by the Committee and need not be uniform with respect to Participants.

           (v)  To amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Option or Restricted Stock Award; and to determine the time at which a Restricted Stock Award or Common Stock issued under the Plan may become transferable or nonforfeitable.

          (vi)  To prescribe the form of Stock Option Agreements and Restricted Stock Award Agreements; to adopt policies and procedures for the exercise of Options or Restricted Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

        Any decision made, or action taken, by the Committee or in connection with the administration of the Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

4.     ELIGIBILITY

        A.    ELIGIBILITY FOR AWARDS.    Incentive Stock Options may be granted only to employees of the Company or Subsidiary. Other Awards may be granted to any Eligible Person selected by the Committee.

        B.    SUBSTITUTION AWARDS.    The Committee may make Restricted Stock Awards and may grant Options under the Plan by assumption, substitution or replacement of stock awards or stock options, granted by another entity (including a Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Subsidiary) and such other entity (and/or its Subsidiary). Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such assumed, substituted or replaced Restricted Stock Awards or Options shall be as the Committee, in its discretion, determines is appropriate.

5.     COMMON STOCK SUBJECT TO PLAN

        A.    SHARE RESERVE AND LIMITATIONS ON GRANTS.    Subject to adjustment as provided in Section 9, the maximum aggregate number of shares of Common Stock that may be (i) issued under the Plan pursuant to the exercise of Options and (ii) issued pursuant to Restricted Stock Awards is 30,000,000 shares of Common Stock.

        B.    REVERSION OF SHARES.    If an Option or Restricted Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under the Plan. Shares of Common Stock that have been actually issued under the Plan shall not be returned to the share reserve for future grants under the Plan; except that shares of Common Stock issued pursuant to a Restricted Stock Award which are repurchased or reacquired by the Company at the original purchase price of such shares (including, in the case of shares forfeited back to the Company, no purchase price), shall be returned to the share reserve for future grant under the Plan. For avoidance of doubt, this Section 5.B shall not apply to any per Participant limit set forth in Section 5.A.

        C.    SOURCE OF SHARES.    Common Stock issued under the Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Company.

        D.    BOOK-ENTRY.    Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.

6.     OPTIONS

        A.    AWARD.    In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

        B.    EXERCISE PRICE.    The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

            (i)  The exercise price per share for Common Stock subject to a Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value on the date of grant.

           (ii)  The exercise price per share for Common Stock subject to an Incentive Stock Option:

      •
      granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

      •
      granted to any other Participant, shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

        C.    MAXIMUM OPTION PERIOD.    The maximum period during which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

        D.    MAXIMUM VALUE OF OPTIONS WHICH ARE INCENTIVE STOCK OPTIONS.    To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company or any of its Subsidiaries or parent) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

        E.    NONTRANSFERABILITY.    Options granted under the Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant's family members to the extent in compliance with applicable securities registration rules. The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided that unless the Committee approves a subsequent transfer, such Option shall be nontransferable by the initial transferee of such Option except by will or by the laws of descent and distribution. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

        F.    VESTING AND TERMINATION OF CONTINUOUS SERVICE.    Except as provided in a Stock Option Agreement, the following rules shall apply:

            (i)  Options will vest as provided in the Stock Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise. Vesting of an Option will cease on the date of the Participant's termination of Continuous Service and the Option will be exercisable only to the extent the Option is vested on the date of termination of Continuous Service.

           (ii)  If the Participant's termination of Continuous Service is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (a) one (1) year after the date of the Participant's termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. Until the expiration date, the Participant or, in the event of the Participant's death (including death after termination of Continuous Service but before the right to exercise the Option expires) Participant's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

          (iii)  If the Participant's termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)), the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (a) three (3) months after the date of the Participant's termination of Continuous Service, or (b) the expiration date under the terms of the Stock Option Agreement. If the Participant's termination of Continuous Service is an involuntary termination without Cause or a voluntary termination (other than a voluntary termination described in Section 6.F(iv)) and the Participant dies after his or her termination of Continuous Service but before the right to exercise the Option has expired, the right to exercise the Option (to the extent vested) shall expire on the earlier of (x) one (1) year after the date of the Participant's termination of Continuous Service or (y) the date the Option expires under the terms of the Stock Option Agreement, and, until expiration, the Participant's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.E.

          (iv)  If the Participant's termination of Continuous Service is for Cause or is a voluntary termination at any time after an event which would be grounds for termination of the Participant's Continuous Service for Cause, the right to exercise the Option shall expire as of the date of the Participant's termination of Continuous Service.

        G.    EXERCISE.    An Option, if exercisable, shall be exercised by completion, execution and delivery of notice (written or electronic) to the Company of the Option which states (i) the Option holder's intent to exercise the Option, (ii) the number of shares of Common Stock with respect to which the Option is being exercised, (iii) such other representations and agreements as may be required by the Company and (iv) the method for satisfying any applicable tax withholding as provided in Section 10. Such notice of exercise shall be provided on such form or by such method as the Committee may designate, and payment of the exercise price shall be made in accordance with Section 6.H. Subject to the provisions of the Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock.

        H.    PAYMENT.

            (i)  Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee. Payment of all or part of the exercise price of an Option may also be made (a) by surrendering shares of Common Stock to the Company, or (b) if the Common Stock is traded on an established securities market, payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

           (ii)  If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the exercise price of the shares for which the Option is being exercised.

          (iii)  On or after the date any Option other than an Incentive Stock Option is granted, the Committee may determine that payment of the exercise price may also be made in whole or part in the form of Restricted Stock or other Common Stock that is subject to a risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee, whenever the exercise price is paid in whole or in part in accordance with this Section 6.H(iii), the Stock received by the Participant upon such exercise shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Participant, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of shares received by the Participant as applied to the forfeitable or restricted shares surrendered by the Participant.

        I.    STOCKHOLDER RIGHTS.    No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Company.

        J.    DISPOSITION.    A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

7.     RESTRICTED STOCK AWARDS

        Each Restricted Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements for Restricted Stock Awards may change from time to time, and the terms and conditions of separate Restricted Stock Awards need not be identical, but each Restricted Stock Award shall include (through incorporation of the provisions hereof by references in the agreement or otherwise) the substance of each of the following provisions.

        (I)    PURCHASE PRICE.    The Committee may establish a purchase price for Common Stock subject to a Restricted Stock Award.

        (II)    CONSIDERATION.    The purchase price, if any, of Common Stock acquired pursuant to the Restricted Stock Award shall be paid either: (a) in cash at the time of purchase, or (b) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

        (III)    VESTING.    Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee. Any grant or the vesting thereon may be further conditioned upon the attainment of Performance Objectives established by the Committee.

        (IV)    PARTICIPANT'S TERMINATION OF SERVICE OR FAILURE OF VESTING.    In the event of a Participant's termination of Continuous Service before vesting or other failure of the Common Stock to vest, then, unless otherwise provided in the Restricted Stock Award Agreement, the Participant shall forfeit shares of Common Stock held by a Participant under the terms of a Restricted Stock Award which have not vested and for which no purchase price was paid by the Participant and the Company may repurchase or otherwise reacquire (including by way of forfeiture by the Participant) any or all of the shares of Common Stock held by the Participant which have not vested under the terms of the Restricted Stock Award Agreement for such Restricted Stock Award and for which a purchase price was paid by the Participant at such purchase price.

        (V)    TRANSFERABILITY.    Rights to acquire shares of Common Stock under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement for such Restricted Stock Award, as the Committee shall determine in its discretion, so long as Common Stock granted under the Restricted Stock Award remains subject to the terms of the Restricted Stock Award Agreement.

        (VI)    ADDITIONAL RIGHTS.    Any grant may require that any or all dividends or other distributions paid on the shares acquired under a Restricted Stock Award during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional shares of Common Stock which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee shall determine. Unless provided otherwise in the Restricted Stock Award Agreement, Participants holding shares of Common Stock subject to restrictions under a Restricted Stock Award Agreement may exercise full voting rights with respect to the shares.

8.     CHANGES IN CAPITAL STRUCTURE

        A.    NO LIMITATIONS OF RIGHTS.    The existence of outstanding Options or Restricted Stock Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        B.    CHANGES IN CAPITALIZATION.    If the Company shall effect (i) any stock dividend, stock split, subdivision or consolidation of shares, recapitalization or other capital readjustment, (ii) any merger, consolidation, separation of the Company (including a spin-off or split-up), reorganization, partial or complete liquidation or other distribution of assets (other than ordinary dividends or distributions) without receiving consideration therefore in money, services or property, or (iii) any other corporate transaction having a similar effect, then (iv) the number, class, and per share price or base amount of shares of Common Stock subject to outstanding Options and Restricted Stock Awards shall be equitably adjusted by the Committee as it in good faith determines is required in order to prevent enlargement, dilution, or diminishment of rights, (v) the number and class of shares of Common Stock then reserved for issuance under the Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be adjusted as the Committee deems appropriate to reflect such transaction, and (vi) the Committee shall make such modifications to the Performance Objectives for each outstanding Restricted Award as the Committee determines are appropriate in accordance with Section 2, "Performance Objectives." The conversion of convertible securities of the Company shall not be treated as effected "without receiving consideration." The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

        C.    MERGER, CONSOLIDATION OR ASSET SALE.    If the Company (i) is dissolved, liquidated, merged or consolidated with another entity, (ii) sells or otherwise disposes of substantially all of its assets to another entity or (iii) engages in any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) that results in any person or entity (other than persons who are stockholders or Subsidiaries immediately prior to the transaction) owning fifty percent (50%) or more of the combined voting power of all classes of stock of the Company, while Options or Restricted Stock Awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options or Restricted Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Restricted Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall become exercisable immediately prior to and terminate immediately as of the effective date of any such merger, consolidation, sale, or other applicable transaction. In the alternative, the Board may elect, in its sole discretion, to cancel any outstanding Options and Restricted Stock Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock Awards, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (B) the exercise price applicable to such Option.

        D.    CHANGE OF CONTROL.    Except as expressly provided in any Stock Option Agreement or Restricted Award Agreement, in the event of a Change of Control, the Participant shall have the cumulative right to purchase up to 100% of the shares of Common Stock subject to the Option or Restricted Stock Award, as the case may be.

        A Change of Control means the happening of any of the following:

          (a)   When any person, as defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d) of the Exchange Act, but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), or any person, entity or group specifically excluded by the Board, directly or indirectly, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

          (b)   When Incumbent Directors cease for any reason to constitute at least two-thirds of the Board (where Incumbent Director means any director on the date of adoption of the Plan and any director elected by, or on the recommendation of, or with the approval of, a majority of the directors who then qualified as Incumbent Directors);

          (c)   The effective date of any merger or consolidation of the Company with another corporation where (i) the stockholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger; provided, however, that, in each of the cases set forth above in clauses (c)(i) or (c)(ii), no Change of Control shall be deemed to take place if the transaction was approved by the Board of Directors, the majority of the members of which were in place prior to the commencement of such sale, merger or consolidation; or

          (d)   The date of approval by the stockholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

        E.    LIMITATION ON ADJUSTMENT.    Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Restricted Stock Awards.

9.     WITHHOLDING OF TAXES

        The Company or a Subsidiary shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Subsidiary in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Restricted Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Restricted Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Company or its Subsidiary in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Subsidiary with respect to the Option or Restricted Stock Award.

10.   COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

        A.    GENERAL REQUIREMENTS.    No Option or Restricted Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Restricted Stock Award is granted or for which an Option or Restricted Stock Award is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Restricted Stock Award shall be exercisable, no Restricted Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

        B.    PARTICIPANT REPRESENTATIONS.    The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

11.   GENERAL PROVISIONS

        A.    EFFECT ON EMPLOYMENT AND SERVICE.    Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary, (ii) in any way affect any right and power of the Company or a Subsidiary to change an individual's duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor, or (iii) except to the extent the Committee grants an Option or Restricted Stock Award to such individual, confer on any individual the right to participate in the benefits of the Plan.

        B.    USE OF PROCEEDS.    The proceeds received by the Company from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes.

        C.    UNFUNDED PLAN.    The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

        D.    FURTHER RESTRICTIONS ON TRANSFER.    Any Award made under the Plan may expressly provide that all or any part of the shares of Common Stock that are:

            (i)  to be issued or transferred by the Company upon the exercise of an Option , or (ii) no longer subject to a substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of the Plan, shall be subject to further restrictions on transfer.

        E.    FRACTIONAL SHARES.    The Company shall not be required to issue fractional shares pursuant to the Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

        F.    RULES OF CONSTRUCTION.    Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, and shall not be used in interpreting, construing or enforcing any provision hereof. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. To the extent that any provision of the Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of the Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of the Plan.

        G.    FOREIGN EMPLOYEES.    In order to facilitate the making of any grant or combination of grants under the Plan, the. Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any subsidiary outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Stockholders of the Company.

        H.    CHOICE OF LAW.    The Plan and all Stock Option Agreements and Restricted Stock Award Agreements entered into under the Plan (except to the extent that any such Stock Option Agreement or Restricted Stock Award Agreement otherwise provides) shall be governed by and interpreted under the laws of the jurisdiction of incorporation of the Company excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

12.   AMENDMENT AND TERMINATION

        The Board may amend or terminate the Plan from time to time; provided, however, that with respect to any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of employees eligible to receive Incentive Stock Options or (iii) stockholder approval is required by the terms of any applicable law, regulation, or rule, including, without limitation, any rule of the American Stock Exchange, or any national securities exchange or national market on which the Common Stock is publicly traded, each such amendment shall be subject to the approval of the stockholders of the Company. Except as specifically permitted by a provision of the Plan (other than Section 3.B.), the Stock Option Agreement or Restricted Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment to the Plan or a Stock Option Agreement or Restricted Stock Award Agreement shall, without a Participant's consent, adversely affect any rights of such Participant under any Option or Restricted Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option, and any amendment that is required to comply with the rules applicable to Incentive Stock Options, shall not be treated as adversely affecting the rights of the Participant. Notwithstanding anything to the contrary, the Board shall be authorized to amend any outstanding Option to reduce the exercise price or grant price without the prior approval of the stockholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options replaced with Awards having a lower exercise price without the prior approval of the stockholders of the Company.

13.   EFFECTIVE DATE AND DURATION OF PLAN

        A.    The Plan became effective upon adoption by the Board, subject to approval within twelve (12) months by vote of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting to be duly held in accordance with the applicable laws of the State of Delaware. Unless and until the Plan has been approved by the stockholders of the Company, no Option or Restricted Stock Award may be exercised, and no shares of Common Stock may be issued under the Plan. In the event that the stockholders of the Company shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Option or Restricted Stock Award shall terminate.

        B.    Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options and Stock Awards terminate or are exercised.

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If You Plan to Attend
General Information
ABOUT THE MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2 APPROVAL OF AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 350,000,000
PROPOSAL 3 APPROVAL OF AN INCREASE TO THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2008 EQUITY COMPENSATION INCENTIVE PLAN, AS AMENDED
PROPOSAL 4 RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
OTHER MATTERS
FUTURE STOCKHOLDER PROPOSALS
DELIVERY OF PROXY MATERIALS
  Annex A
CERTIFICATE OF AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SYNERGY PHARMACEUTICALS INC. (a Delaware Corporation)
  Annex B
SYNERGY PHARMACEUTICALS INC. AMENDED AND RESTATED 2008 EQUITY COMPENSATION INCENTIVE PLAN (as amended and restated, subject to shareholder approval)